UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2020

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (“IFF” or the “Company”), dated May 11, 2020, reporting IFF’s financial results for the quarter ended March 31, 2020.

A live webcast to discuss the Company’s first quarter 2020 financial results will be held on May 12, 2020, at 10:00 a.m. ET. The webcast and accompanying slide presentation may be accessed on the Company’s IR website at ir.iff.com. For those unable to listen to the live webcast, a recorded version will be made available on the Company’s website approximately one hour after the event and will remain available on IFF’s website for one year.

Exhibit 99.1 is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced combination of IFF and the Nutrition & Biosciences business (“N&B”) of DuPont de Nemours, Inc. (“DuPont”), IFF and DuPont had announced that DuPont Executive Chairman and Chief Executive Officer, Ed Breen, will join the board of the combined company as a DuPont designee following the close of the transaction and will serve as Lead Independent Director starting June 1, 2021.

On May 11, 2020, IFF and DuPont announced two additional DuPont director designees for the combined company. Matthias Heinzel, N&B President, and Carol A. (John) Davidson, a CPA with more than 30 years of leadership experience across multiple industries, will be appointed to join the board of the combined company following the close of the transaction.

IFF also announced on May 11, 2020 that the Executive Committee of the combined company will include:

Andreas Fibig, Chairman and Chief Executive Officer

Mr. Fibig has served as IFF Chairman and Chief Executive Officer since 2014, where he has overseen the organization’s transformational strategy and industry-leading sustainability efforts. He joined the IFF Board in 2011.

Rustom Jilla, Executive Vice President, Chief Financial Officer

Mr. Jilla has served as IFF’s Executive Vice President and Chief Financial Officer since January 2020 and brings deep experience in leading global financial organizations. He has held Chief Financial Officer roles for several public companies through his career.

Matthias Haeni, President, Taste, Food & Beverage

Mr. Haeni has led IFF’s Flavors division since 2014, where he has overseen the division’s strategy and commercial and creative execution. He previously held leadership roles for IFF’s Flavors business in EAME and Greater Asia.

Amy Byrick, President, Taste, Food & Beverage

Ms. Byrick has served as Platform Leader, Food and Beverage for N&B since 2019, where she has overseen the company’s specialty food ingredients business. She joined DuPont in 2017 as Global Business Unit Leader for DuPont Nutrition & Health.

Nicolas Mirzayantz, President, Scent

Mr. Mirzayantz has served as lead of IFF’s Fragrances business since 2006, where he is responsible for driving the business’ strategy and execution. Mr. Mirzayantz joined IFF’s Creative Center in Paris in 1988 and has held positions of increased responsibility throughout his 30-year career with the company.

Simon Herriott, President, Health & Biosciences

Mr. Herriott has served as Platform Leader, Health & Biosciences for N&B since 2019. In a 16-year career with DuPont, he has driven top-line growth and operational effectiveness through innovation and supply chain development.

Angela Strzelecki, President, Pharma Solutions

Dr. Strzelecki has served as Platform Leader, Pharma Solutions for N&B since 2019. Over a nearly 30-year career at DuPont, she has held roles of increased responsibility across the company’s diverse business divisions.

Greg Yep, Executive Vice President, Global Integrated Solutions Officer

Dr. Yep has served as IFF’s Executive Vice President, Chief Global Scientific & Sustainability Officer since 2016, a role in which he guides the company’s commercially focused global R&D strategy and leads the company’s global sustainability efforts.

Greg Soutendijk, Senior Vice President, Commercial Excellence

Mr. Soutendijk has served as IFF’s Head of Corporate Development since 2015 and has played a key role in IFF’s transformational strategy to move into integrated solutions. He previously led the successful acquisition of Frutarom.

Angela Naef, Executive Vice President, Chief Research & Development Officer

Dr. Naef has led N&B’s Global Technology & Innovation organization since 2015 and currently co-leads the joint Integration Management Office (IMO), overseeing the broader vision and strategy for bringing IFF and the N&B business together. She holds a Ph.D. in Physical Chemistry from University of California, Davis.

Susana Suarez Gonzalez, Executive Vice President, Chief Human Resources and Diversity & Inclusion Officer

Dr. Suarez Gonzalez has served as Executive Vice President, Chief Human Resources Officer at IFF since 2016, a role in which she is responsible for IFF’s Human Capital strategy. Since joining the organization, she has championed the growth and development of IFF people aligning HR to IFF’s business strategy while launching a solid D&I platform.

Francisco Fortanet, Executive Vice President, Global Operations Officer

Mr. Fortanet has served as IFF’s Executive Vice President, Operations since 2012, where he has broad-scale responsibilities for IFF’s global operations, ranging from procurement through manufacturing. He joined IFF in 1995.

Vic Verma, Executive Vice President, Chief Information Officer

Mr. Verma has served as IFF’s Chief Information Officer since 2016. He is responsible for delivering on the company’s global information technology strategy, the digital technology transformation program and overseeing infrastructure, data, application delivery and end user services across the enterprise.

Michael DeVeau, Senior Vice President, Chief Investor Relations & Communications Officer

Mr. DeVeau has led IFF’s Investor Relations and Communications groups, while serving as Chief of Staff, since 2014. In these roles, he has built a robust investor engagement and corporate communications program, while overseeing IFF’s reputation management efforts. Since joining the organization in 2009, Mr. DeVeau has held several roles in communications, investor relations, finance and corporate strategy.

Etienne Laurent, Senior Vice President, Finance & Corporate Strategy

Mr. Laurent has served as Divisional CFO for N&B since 2014, leading the division’s finance function, acquisition and integration processes, and preparing for external reporting communication cycles. In his role with the combined company, he will report to CFO Rustom Jilla for his financial planning & analysis responsibilities and to Chairman and CEO Andreas Fibig for corporate strategy matters.

Jennifer Johnson, Executive Vice President, General Counsel

Dr. Johnson has led N&B’s legal department since 2019 and has held various legal leadership roles since she joined DuPont in 2013. She has driven critical litigation wins, significant changes to N&B’s patent strategy, and complex M&A transactions. She holds a Ph.D. in Plant Biology from University of California, Berkeley.

Anne Chwat, IFF’s current Executive Vice President, General Counsel and Corporate Secretary, has informed IFF of her desire to retire from IFF in early 2021. She has agreed to remain with IFF for a period following the consummation of the transaction to work with Ms. Johnson to ensure a smooth integration and transition. Her retirement will be treated as a qualifying event for purposes of IFF’s executive severance plan.

Item 7.01	Regulation FD Disclosure.

On May 11, 2020, IFF and DuPont issued a joint press release relating to the previously announced merger between IFF and N&B, sharing the new guiding purpose and vision, operating model and Executive Committee for the combined company. The full text of the joint press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.2 is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

About IFF

At IFF (NYSE:IFF) (Euronext Paris:IFF) (TASE:IFF), we’re using Uncommon Sense to create what the world needs. As a collective of unconventional thinkers and creators, we put science and artistry to work to create unique and unexpected scents, tastes, experiences and ingredients for the products our world craves. Learn more at iff.com, Twitter, Facebook, Instagram, and LinkedIn.

About DuPont

DuPont (NYSE:DD) is a global innovation leader with technology-based materials, ingredients and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, health and wellness, food and worker safety. More information can be found at www.dupont.com.

About DuPont Nutrition & Biosciences

DuPont Nutrition & Biosciences applies expert science to advance market-driven, healthy and sustainable solutions for the food, beverage, dietary supplement and pharmaceutical industries. We also use cutting-edge biotechnology across a range of markets to advance bio-based solutions to meet the needs of a growing population, while protecting our environment for future generations. We are innovative solvers who help our customers turn challenges into high-value business opportunities. For more information: www.dupontnutritionandhealth.com or www.biosciences.dupont.com.

Additional Information and Where to Find It

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed combination of N&B, a wholly owned subsidiary of DuPont, and IFF, which will immediately follow the proposed separation of N&B from DuPont (the “proposed transaction”), IFF has filed a registration statement on Form S-4 and N&B has filed a registration statement on Form S-4/S-1 on May 7, 2020, each of which contains a prospectus. In addition, on May 7, 2020, IFF filed a preliminary proxy statement on Schedule 14A in connection with the proposed transaction. Each of IFF and N&B expects to file amendments to these filings before they become effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROSPECTUS, PROXY STATEMENT, ANY AMENDMENTS TO THESE FILINGS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFF, N&B AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to shareholders of IFF seeking approval of the proposed transaction. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC may also be obtained from the respective companies by contacting the investor relations department of DuPont or IFF:

IFF Contact Information

Michael DeVeau

Michael.DeVeau@iff.com

+1 212-708-1212

DuPont Contact Information

DuPont Investors:	Media:
Leland Weaver	Dan Turner
Leland.Weaver@dupont.com	Daniel.A.Turner@dupont.com
+1 302-999-2477	+1 302-299-7628

Cautionary Note on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Exchange Act. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products, the benefits of the proposed organizational and operating model of the combined company and any other statements regarding DuPont’s, IFF’s and N&B’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (1) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction, (2) changes in relevant tax and other laws, (3) any failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction, (4) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction, (5) risks and costs and pursuit and/or implementation of the separation of N&B, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (6) risks related to indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the distribution of Corteva Inc. on June 1, 2019 (the “Corteva Distribution”), (7) potential liability arising from fraudulent conveyance and similar laws in connection with DuPont’s distribution of Dow Inc. on April 1, 2019 and/or the Corteva Distributions (the “Previous Distributions”), (8) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses, (9) uncertainty as to the long-term value of DuPont common stock, (10) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade, (11) inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with the accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis, (12) the integration of IFF and its Frutarom business and/or N&B being more difficult, time consuming or costly than expected, (13) the failure to achieve expected or targeted future financial and operating performance and results, (14) the possibility that IFF may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Frutarom and N&B, (15) customer loss and business disruption being greater than expected following the proposed transaction, (16) the impact of divestitures required as a condition to consummation of the proposed transaction as well as other conditional commitments, (17) legislative, regulatory and economic developments; (18) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)), (19) potential litigation relating to the proposed transaction that could be instituted against DuPont, IFF or their respective directors, (20) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (21) negative effects of the announcement or the consummation of the transaction on the market price of DuPont’s and/or IFF’s common stock, (22) risks relating to the value of the IFF shares to be issued in the transaction and uncertainty as to the long-term value of IFF’s common stock, (23) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, (24) the ability of N&B or IFF to retain and hire key personnel, (25) the risk that N&B, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms, (26) the risk that N&B and IFF will incur significant indebtedness in connection with the potential transaction, and the degree to which IFF will be leveraged following completion of the potential transaction may materially and adversely affect its business, financial condition and results of operations, (27) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (28) that N&B may not achieve certain targeted cost and productivity improvements, which could adversely impact its results of operations and financial condition, (29) the risk that natural disasters, public health issues, epidemics and pandemics, including the novel coronavirus (COVID-19), or the fear of such events, could provoke responses that cause delays in the anticipated transaction timing or the completion of transactions related thereto, including, without limitation, as a result of any government or company imposed travel restrictions or the closure of government offices and resulting delays with respect to any matters pending before such governmental authorities and (30) other risks to DuPont’s, N&B’s and IFF’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Previous Distributions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns, disasters, public health issues, epidemics and pandemics, including COVID-19, or the fear of such events, and the inherent unpredictability, duration and severity of such events, which could result in a significant operational event for DuPont, N&B or IFF, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s, N&B’s or IFF’s intellectual property rights;, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the registration statement and proxy statement filed by IFF and the registration statement filed by N&B. While the list of factors presented here is, and the list of factors presented in the registration statements filed by each of IFF or N&B in connection with the transaction are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Further lists and descriptions of risks and uncertainties can be found in IFF’s annual report on Form 10-K for the year ended December 31, 2020, DuPont’s annual report on Form 10-K for the year ended December 31, 2020, and each of IFF’s and DuPont’s respective subsequent reports on Form 10-Q, Form 10-K and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Any other risks associated with the proposed transaction are more fully discussed in the registration statements filed with the SEC. While the list of factors presented here is, and the list of factors presented in a registration statement of IFF or N&B would be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IFF’s, DuPont’s or N&B’s consolidated financial condition, results of operations, credit rating or liquidity. None of IFF, DuPont nor N&B assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, DuPont, IFF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of DuPont may be found in its Annual Report on Form 10-K filed with the SEC on February 14, 2020 and its definitive proxy statement filed with the SEC on April 9, 2020. Information about the directors and executive officers of IFF may be found in its definitive proxy statement filed with the SEC on March 24, 2020 and its preliminary proxy statement relating to the proposed transaction filed with the SEC on May 7, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated May 11, 2020 of International Flavors & Fragrances Inc.

99.2	Press Release dated May 11, 2020 of International Flavors & Fragrances Inc. and DuPont de Nemours, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Rustom Jilla
Name:	Rustom Jilla
Title:	Executive Vice President and Chief Financial Officer
Dated:	May 11, 2020